Exhibit 10.1
ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (the “Agreement”), effective as of [ ] (the “Effective Date”), is by and among Reynolds Consumer Products LLC, a Delaware limited liability company (“Assignor”), Reynolds Consumer Products Holdings LLC, a Delaware limited liability company (“Assignee”), and [ ], an individual (“Employee”).
WHEREAS, Assignee is a wholly-owned indirect subsidiary of Assignor.
WHEREAS, Assignor and Employee previously entered into that certain Employment Agreement, dated as of [ ], as same may be amended from time to time (the “Employment Agreement”).
WHEREAS, Employee is currently employed by Assignee and Assignee has agreed to assume all of Assignor’s rights, duties and obligations under the Employment Agreement.
NOW, THEREFORE, in consideration of the mutual covenants, terms, and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Definitions. All capitalized terms used in this Agreement but not otherwise defined herein are given the meanings set forth in the Employment Agreement.
2.Assignment and Assumption. Without the need for any additional act or consent of any person or entity, Assignor hereby assigns, grants, conveys and transfers to Assignee all of Assignor’s right, duties and obligations in and to the Employment Agreement. Assignee hereby accepts such assignment and assumes all of Assignor’s rights, duties and obligations under the Employment Agreement and agrees to pay, perform and discharge, as and when due, all of the obligations of Assignor under the Employment Agreement.
3.Acknowledgement. Employee is hereby notified of the above assignment, receipt of which is hereby acknowledged and accepted.
4.Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.
5.Future Cooperation. Each of the Parties hereto agrees to cooperate at all times from and after the date hereof with respect to all of the matters described herein, and to execute such further documents as may be reasonably requested for the purpose of giving effect to, or evidencing or giving notice of, the transactions contemplated by this Agreement.
6.Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois without giving effect to any conflict of law principles.
[Remainder of page intentionally left blank;
Signature page follows.]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed effective as of the date first above written.

REYNOLDS CONSUMER PRODUCTS LLC

By:
C. David Watson,
Vice President, General Counsel
and Secretary

REYNOLDS CONSUMER PRODUCTS HOLDINGS LLC

By:
C. David Watson,
Vice President, General Counsel
and Secretary

ACKNOWLEDGED AND ACCEPTED:

EMPLOYEE

[ ]

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (the “Agreement”), effective as of [ ], (the “Effective Date”), is by and among Reynolds Consumer Products LLC, a Delaware limited liability company (“Assignor”), Reynolds Consumer Products Holdings LLC, a Delaware limited liability company (“Assignee”), and [ ], an individual (“Employee”).
WHEREAS, Assignee is a wholly-owned indirect subsidiary of Assignor.
WHEREAS, Assignor and Employee previously entered into that certain Restrictive Covenant Agreement, dated as of [ ] (the “Restrictive Covenant Agreement”).
WHEREAS, Employee is currently employed by Assignee and Assignee has agreed to assume all of Assignor’s rights, duties and obligations under the Restrictive Covenant Agreement.
NOW, THEREFORE, in consideration of the mutual covenants, terms, and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Definitions. All capitalized terms used in this Agreement but not otherwise defined herein are given the meanings set forth in the Restrictive Covenant Agreement.
2.Assignment and Assumption. Without the need for any additional act or consent of any person or entity, Assignor hereby assigns, grants, conveys and transfers to Assignee all of Assignor’s right, duties and obligations in and to the Restrictive Covenant Agreement. Assignee hereby accepts such assignment and assumes all of Assignor’s rights, duties and obligations under the Restrictive Covenant Agreement and agrees to perform and discharge, as and when due, all of the obligations of Assignor under the Restrictive Covenant Agreement accruing on and after the Effective Date.
3.Acknowledgement. Employee is hereby notified of the above assignment, receipt of which is hereby acknowledged and accepted.
4.Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.
5.Future Cooperation. Each of the Parties hereto agrees to cooperate at all times from and after the date hereof with respect to all of the matters described herein, and to execute such further documents as may be reasonably requested for the purpose of giving effect to, or evidencing or giving notice of, the transactions contemplated by this Agreement.
6.Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois without giving effect to any conflict of law principles.
[Remainder of page intentionally left blank;
Signature page follows.]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed effective as of the date first above written.

REYNOLDS CONSUMER PRODUCTS LLC

By:
C. David Watson,
Vice President, General Counsel
and Secretary

REYNOLDS CONSUMER PRODUCTS HOLDINGS LLC

By:
C. David Watson,
Vice President, General Counsel
and Secretary

ACKNOWLEDGED AND ACCEPTED:

EMPLOYEE

[ ]
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